                                                                  Exhibit 23.(a)


                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
People's Preferred Capital Corporation:

We consent to the use of our report and to the reference to our firm under the heading "Experts" in the registration statement.


                                                 KPMG LLP


Los Angeles, California
August 9, 1999

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
People's Bank of California:

We consent to the inclusion of our report dated January 25, 1999, with respect to the consolidated statements of financial condition of People's Bank of California as of December 31, 1998 and 1997, and the related consolidated statements of operations, other comprehensive earnings (loss), changes in stockholder's equity, and cash flows for the years in the three-year period ended December 31, 1998, which report appears in the Preliminary Offering Circular of People's Bank of California dated August 9, 1999, and to the reference to our firm under the heading "Experts" in the Preliminary Offering Circular.


                                                 KPMG LLP


Los Angeles, California
August 6, 1999

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
People's Bank of California:

We consent to the inclusion of our report dated January 25, 1999, with respect to the consolidated statements of financial condition of People's Bank of California as of December 31, 1998 and 1997, and the related consolidated statements of operations, other comprehensive earnings (loss), changes in stockholder's equity, and cash flows for each of the years in the three-year period ended December 31, 1998, which report appears in Annex I of the Preliminary Offering Circular to Form S-11 of People's Preferred Capital Corporation dated August 9, 1999, and to the reference to our firm under the heading "Experts" in Annex I of the Preliminary Offering Circular.


                                                 KPMG LLP


Los Angeles, California
August 6, 1999